SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 6, 2002

AMSOUTH BANCORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7476	63-0591257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

AmSouth Center
1900 Fifth Avenue North
Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 320-7151

Not applicable
(Registrant’s former address of principal executive office)

Item 9.    Regulation FD Disclosure.

On November 6, 2002, the Chief Executive Officer and Chief Financial Officer of AmSouth Bancorporation (the “Company”) each submitted the certifications required by § 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2002 (the “Report”). Copies of the foregoing certifications are attached hereto as exhibits. The certifications now required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are being filed as part of the Report, as required by SEC rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSOUTH BANCORPORATION

By:	/s/ CARL L. GORDAY Carl L. Gorday Assistant Secretary

Date: November 6, 2002

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Certification of Periodic Report by Chief Executive Officer

99.2	Certification of Periodic Report by Chief Financial Officer

4